UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2017

GP INVESTMENTS ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-37397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 E. 52nd Street, Suite 5003
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-4340
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

☑	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 8.01.          Other Events

On May 16, 2017, GP Investments Acquisition Corp., a Cayman Islands exempted company limited by shares (“GPIAC”), entered into an Agreement and Plan of Merger (as amended on June 30, 2017) with Let’s Go Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of GPIAC, Rimini Street, Inc., a Nevada corporation (“Rimini Street”), and the Holder Representative thereunder, relating to a proposed business combination transaction with Rimini Street.

On the date of this Current Report on Form 8-K (this “Form 8-K”), GPIAC issued a supplement dated October 3, 2017 (the “Supplement”) to the joint proxy statement/prospectus dated September 8, 2017 (as supplemented, the “Definitive Joint Proxy Statement/Prospectus”). The Definitive Joint Proxy Statement/Prospectus forms part of the registration statement of GPIAC on Form S-4 (File No.: 333-219101), was originally filed with the SEC on June 30, 2017, and was subsequently amended and was declared effective by the SEC on September 8, 2017 (the “Registration Statement”). The purpose of the Supplement is to provide shareholders of GPIAC and stockholders of Rimini Street with certain information supplemental to the Definitive Joint Proxy Statement/Prospectus regarding, among other things, the sixth amendment, dated October 3, 2017 (the “Sixth Amendment”) to the financing agreement entered into between Rimini Street, certain lenders listed therein, Cortland Capital Market Services LLC as administrative agent and collateral agent, and CB Agent Services LLC as origination agent for the lenders, and the other parties named therein, dated as of June 24, 2016, as amended from time to time.

In addition, in connection with the entry into the Sixth Amendment, Rimini Street has also entered into (a) the Amended and Restated Commitment Fee Letter by and between Rimini Street, Inc. and CB Agent Services LLC, as Origination Agent dated October 3, 2017 (the "Commitment Fee Letter"), (b) Amendment No. 2 dated October 3, 2017 to the Consulting Agreement by and between CB Agent Services LLC and Rimini Street, Inc., dated as of June 24, 2016 (the "Consulting Agreement Amendment"), and (c) the Third Amended and Restated Fee Letter by and between Rimini Street, Inc. and CB Agent Services LLC, as Origination Agent, dated as of October 3, 2017 (the "Fee Letter").

The description of the Sixth Amendment in the Supplement does not purport to be complete. The information set forth herein is qualified in its entirety by reference to the full text of each of the Sixth Amendment, the Commitment Fee Letter, the Consulting Agreement Amendment and the Fee Letter, which are filed with this Form 8-K as Exhibit 99.1, 99.2, 99.3 and 99.4, respectively, and each of which is incorporated by reference herein and incorporated by reference into the Definitive Joint Proxy Statement/Prospectus which forms part of the Registration Statement.

Definitive Joint Proxy Statement/Prospectus

This Form 8-K should be read in conjunction with the Definitive Joint Proxy Statement/Prospectus, including the risk factors set forth under the heading “Risk Factors” therein. Stockholders of Rimini Street and shareholders of GPIAC should consider the information set forth in this Form 8-K (including the Exhibit filed herewith) when making a decision on how to vote in connection with the proposals to be put to the stockholders of Rimini Street and shareholders of GPIAC and, in respect of shareholders of GPIAC, when making a decision on whether to exercise redemption rights in respect of the GPIAC’s public shares.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between GPIAC and Rimini Street. These statements are based on the current expectations of GPIAC and Rimini Street management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding GPIAC’s and Rimini Street’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to: changes in the business environment in which GPIAC and Rimini Street operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments; the level of Rimini Street’s existing indebtedness, including the covenants contained in the Credit Facility (as amended by the Sixth Amendment); inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIAC’s or Rimini Street’s management team; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the shareholders of GPIAC and/or the stockholders of Rimini Street for the transaction is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of GPIAC and Rimini Street; uncertainty as to the long-term value of GPIAC common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIAC’s Annual Report on Form 10-K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by GPIAC’s Quarterly Reports on Form 10-Q and other documents of GPIAC on file with the SEC or in the Definitive Joint Proxy Statement/Prospectus. There may be additional risks that neither GPIAC nor Rimini Street presently know or that GPIAC and Rimini Street currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GPIAC’s and Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. GPIAC and Rimini Street anticipate that subsequent events and developments will cause GPIAC’s and Rimini Street’s assessments to change. However, while GPIAC and Rimini Street may elect to update these forward-looking statements at some point in the future, GPIAC and Rimini Street specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GPIAC’s and Rimini Street’s assessments as of any date subsequent to the date of this communication.

Important Information For Investors And Stockholders

The transactions referred to in this communication are described in the Registration Statement. The Definitive Joint Proxy Statement/Prospectus was mailed to stockholders of Rimini Street and to shareholders of GPIAC on or around September 8, 2017.

This communication is not a substitute for the Definitive Joint Proxy Statement/Prospectus or Registration Statement or for any other document that GPIAC may file with the SEC and send to GPIAC’s shareholders and/or Rimini Street’s stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by GPIAC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIAC are available free of charge by contacting GPIAC at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations.

Participants in the Solicitation

GPIAC and Rimini Street and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GPIAC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in Registration Statement. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GPIAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1
Sixth Amendment, dated October 3, 2017 to the Financing Agreement entered into between Rimini Street, Inc., certain lenders listed therein, Cortland Capital Market Services LLC as administrative agent and collateral agent, and CB Agent Services LLC as origination agent for the lenders, and the other parties named therein, dated as of June 24, 2016.

99.2	Amended and Restated Commitment Fee Letter by and between Rimini Street, Inc. and CB Agent Services LLC, as Origination Agent dated October 3, 2017
99.3	Amendment No. 2 dated October 3, 2017 to the Consulting Agreement by and between CB Agent Services LLC and Rimini Street, Inc., dated as of June 24, 2016
99.4	Third Amended and Restated Fee Letter by and between Rimini Street, Inc. and CB Agent Services LLC, as Origination Agent, dated as of October 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GP Investments Acquisition Corp.

	By:	/s/ Antonio Bonchristiano
Dated: October 4, 2017		Name: Antonio Bonchristiano
Title: Chief Executive Officer